SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act

                               July 13, 2000
                              Date of Report
                     (Date of Earliest Event Reported)

                   CCM MANUFACTURING TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)

                           15635 Vision Drive
                    Pflugerville, Texas 78660-3203
                 (Address of principal executive offices)

                               512/251-3484
                      (Registrant's telephone number)


Delaware                             0-28681                52-2201514
(State or other                      (Commission           (I.R.S.  Employer
jurisdiction of incorporation)       File Number)         Identification No.)


                      MAYFORD ACQUISITION CORPORATION
                          15635 Vision Drive
                       Pflugerville, Texas 78660-3203
       (Former Name or Former Address, if Changed Since Last Report)


      ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

              (a) On July 13, 2000, pursuant to an Agreement and Plan of Reorganization ("Acquisition Agreement") between Mayford, Syntec Acquisition Corporation ("Syntec") and the owners of the outstanding shares of Syntec, Mayford acquired 99.9% of the outstanding shares of Syntec from the shareholders thereof in an exchange of stock at a ratio of one share of Syntec stock for 2.5 shares of identical class of shares of Mayford, for an aggregate issuance of 16,208,333 shares of Class A common stock of Mayford and 2,972,504 shares of the Series A preferred stock of Mayford. The outstanding warrants and options of Syntec and other outstanding rights to purchase shares of common stock of Syntec represent the right to purchase the equivalent number of shares of common stock of Mayford (subject to the adjustment provisions therein).

               On July 14, 2000, pursuant to an Agreement and
      Plan of Merger (the "Merger Agreement"), between
      Mayford and its subsidiary, Syntec, Syntec was merged with and into Mayford. In connection with the merger, Mayford changed its name to "CCM Manufacturing
      Technologies, Inc." ("CCM").

              Copies of the Acquisition Agreement and Merger Agreement are filed as exhibits to this Current Report and are incorporated in their entirety herein. The foregoing description is modified by such reference.

              (b) The following table contains information regarding the shareholdings of CCM's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any options and warrants held by each such person or entity exercisable within 60 days of the date hereof):


                             Number of Shares of           Percent of Common
                             Common Stock Beneficially     Stock Beneficially
Name                         Owned (1)(2)                  Owned (1)(2)

Jose G. Chavez               8,608,333 (3)                   43.7%
Chief Executive Officer,
Chairman and Director
88021 Bottlebrush
Austin, Texas 78750

Jaime J. Munoz               2,453,125 (4)                   12.6%
President and Director
15635 Vision Drive
Pflugerville, Texas 78660

Gustavo A. Cardenas           2,434,375 (5)                  12.5%
Chief Financial Officer
and Director
6801 Terra Oak Circle
Austin, Texas 78749

Lynn K. Bishop                2,875,000 (6)                   14.8%
Vice President of
Business Development
3280-85C South Shore Drive
Punta Gorda, Florida 33955

All executive officers and      16,370,833                     80.1%
directors as a group
(4 persons)

      (1) Based upon 19,180,837 shares of the Company's common stock issued and outstanding, assuming the conversion of the Company's Series A preferred stock into shares of the Company's
              Class A common stock on a one for one share basis.
      (2) Includes options which are exercisable within 60 days of the date hereof.
      (3)     Includes 500,000 shares of common stock
              underlying options immediately exercisable at an exercise price of $1.50 per share.
      (4)     Includes 250,000 shares of common stock
              underlying options immediately exercisable at an exercise price of $1.50 per share.
      (5)     Includes 250,000 shares of common stock
              underlying options immediately exercisable at an exercise price of $1.50 per share.
      (6)     Includes 250,000 shares of common stock
              underlying options immediately exercisable at an exercise price of $1.50 per share.

      ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

      (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Mayford and Syntec. In evaluating the Acquisition, Mayford used criteria such as the value of the assets of Syntec, Syntec's ability to compete in the electronics manufacturing market place, Syntec's current and anticipated business operations, and Syntec management's experience and business objectives. Mayford had no assets or liabilities and in evaluating Mayford, Syntec placed a primary emphasis on Mayford's status as a reporting company under Section 12(g) of the Securities and Exchange Act of 1934, as amended, and the facilitation of Syntec's becoming a reporting company under the Act.

      (b) The Company intends to continue the business development and strategy of Syntec by providing integrated electronics manufacturing services.

      BUSINESS

              The Company, through its wholly-owned
      subsidiaries, Syntec Holding Group, Inc. and Syntec Corporation, is an independent provider of customized integrated electronics manufacturing services ("EMS") to original equipment manufacturers ("OEMs") in the electronics industry. The Company's integrated services consist of the manufacturing of complex printed circuit board assemblies ("PCB") using surface mount and pin-through whole interconnection technologies and the manufacture of custom design assemblies. PCBs are printed circuit boards on which various electronic components such as integrated circuits, microprocessors and resistors are mounted. These assemblies are key functional elements of numerous types of electronic products. In addition to the Company's manufacturing services, the Company provides its customers assistance with new product designs, testing developments, engineering services, the procurement of raw materials, end-of-life servicing, packaging and distribution.

      STRATEGY

              The Company offers its customers a broad range of integrated electronics services including, but not limited to, purchasing materials, initial design, product manufacturing, circuit testing, inventory management, product servicing, packaging, distribution
      and technical support.   The Company's objective is to
      offer high-quality electronics manufacturing and related services so as to assist its customers in all aspects of the production cycle. In order to meet this objective, the Company emphasizes the following significant factors:

              Quality. The Company believes that product quality is a critical success factor in the electronics manufacturing market. As such, the Company has adopted a number of quality measurement techniques to monitor and continuously improve its services and technical performance. The Company's manufacturing facilities are certified by the International Standards Organization ("ISO") to meet ISO 9002 standards which are international quality standards for design, manufacturing and distribution management systems. There are a total of twenty requirements, including management responsibility, quality systems and process control. The ISO certification process involves periodically subjecting production processes and quality management systems to stringent third-party review and verification. To ensure certification requirements, the Company has developed a quality systems manual and an internal system of quality controls. The Company believes that its customers often look to an ISO certification as a threshold indication of quality control standards.

              In addition to ISO 9002 certification, the Company is Underwriter's Laboratories ("UL") compliant. These qualifications establish standards for quality, manufacturing process control and manufacturing documentation. Several OEMs in the electronics manufacturing industry require their service providers to comply with UL standards. On November 1, 1999, the Company was presented a commitment award from the Greater Austin Quality Council, a division of the Austin Chamber of Commerce, recognizing the Company's commitment to promoting quality and service.

              Turnkey Capabilities. The Company strives to provide a complete range of manufacturing management and value-added services. The Company believes that as manufacturing technologies become more complex and as product life-cycles shorten, OEMs will increasingly contract for manufacturing on a turnkey basis as they seek to reduce their products' time-to-market, capital assets and inventory costs. The Company believes that its ability to manage and service large turnkey projects of leading OEMs is a critical success factor.

              Advanced Manufacturing Process Technology. The Company intends to continue to offer its customers advanced manufacturing process technologies, including surface mount technology and through-hole (axial and radial) assembly, as well as testing and refurbishing of interconnect technologies. The Company's PCBs consist primarily of metallic interconnecting paths on nonconductive material, typically laminated epoxy glass. Holes drilled in the laminate and plated-through with conductive material from one surface to another, called plated-through holes, are used to receive component leads and to interconnect the circuit in layers. PCBs are used in large quantities in the electronics industry to mount and interconnect integrated circuits, microprocessors and other electronic components. The Company intends to focus its operations so as to further take advantage of the increasing need for electronic components with higher speed, higher performance and increased density and complexity.

              In order to achieve excellence in
      manufacturing, the Company combines advanced manufacturing technology, such as computer-aided manufacturing and testing, with manufacturing techniques including just-in-time manufacturing, total quality management, statistical process control and continuous flow manufacturing. Just-in-time manufacturing is a production technique which minimizes work-in-process inventory and manufacturing cycle time while enabling the Company to deliver its products to customers in the quantities and time frame required.

              Electronics Assembly and Other Services. The
      Company's electronics assembly activities consist primarily of the placement and attachment of electronic and mechanical components on PCBs. The Company assembles higher-level sub-systems and systems incorporating printed circuit boards and complex electro mechanical components. Other services include the following:

       * In conjunction with its assembly activities, the Company provides computer-aided testing of PCBs, sub-systems and systems, which contributes significantly to the Company's ability to deliver high quality products on a consistent basis. The Company has developed specific strategies and routines to test board and system level assemblies. In addition, the Company offers environmental stress tests of the board or system assembly.

       * The Company offers its customers procurement and materials management consisting of the planning, purchasing, expediting, warehousing, preparing and financing of the components and materials required to assemble a PCB or electronic system. The Company believes that its inventory management expertise and procurement capabilities contribute to cost reductions and reduces product turnaround time.

      * The Company also assists its customers in evaluating board designs for manufacturability. The Company evaluates the board design for ease and quality of manufacture and, when appropriate, recommends design changes to reduce manufacturing costs or lead times or to increase the quality of finished assemblies. Board design services consist of the
                       engineering and design associated with
                       the arrangement and interconnection of
                       specified components on PCBs to
                       achieve an OEM's specified level of
                       functionality.

      * An important element of the Company's strategy is to establish partnerships with major and emerging OEM leaders in diverse segments of the electronics industry. The Company's current customer base includes industry segments such as personal computers, semiconductor equipment, telecommunications, and computer peripherals. The Company can assist its customers in prototype services which include design and layout, concurrent engineering, test development and engineering. The Company also provides solutions in manufacturing and distribution including just-in-time delivery on low- to medium-volume turnkey, price-sensitive and high-volume production, logistics and parts management and projects that require more value-added services. Additionally, the Company serves OEMs that need end-of-life services such as product repair and warranty services.

      * The Company is certified by the National Minority Suppliers Development Council as a "minority owned business". A minority owned business is a for-profit enterprise, physically located in the United States or its trust territories, which, in the case of a publicly-owned business, has at least 51% of the stock owned by one or more minority group members and management and daily operations of the business are conducted by these minority group members. The Company is also certified by the General Services Commission of the State of Texas as compliant with the Historically Underutilized Business Program ("HUB"), and the Company is recognized as a HUB.

      COMPETITION

              The electronic manufacturing service industry is comprised of a large number of companies, several of which have achieved significant market share. Certain of the Company's competitors may have greater manufacturing, financial, research and development and marketing resources than the Company. Major in-house printed circuit board producers are also considered the Company's competitors. There is a risk that the Company's customers will make greater use of their own facilities rather than utilize the Company's manufacturing services. The Company believes that the principal competitive factors in the EMS industry are technological capabilities, responsiveness, cost, product and service quality and value added services.

      CUSTOMERS

              As of July 10, 2000, the Company had
      approximately seven active customers including small to large-size companies which represent a cross-section of the electronics equipment industry. The Company's customers are typically OEMs and include International Business Machines (IBM), High End Systems, Horton Automatics, XEL Communications, Elo Touch Systems, American Dental and Kasper Wireworks.

      THE COMPANY'S PERCENTAGE SALES DISTRIBUTION PER CUSTOMER

      High End Systems          25.9%
      Horton Automatics         22.2%
      IBM                       16.6%
      XEL Communications        13.0%
      Elo Touch Systems          9.3%
      Kasper Wireworks           9.3%
      American Dental            3.7%

      SALES AND MARKETING

              The Company intends to use its status as a minority-owned and operated company together with its ISO 9002 standard of quality and certification to gain visibility and to secure business opportunities with those companies which are OEMs. The Company intends to target companies whose primary success has been in engineering and research and development and have decided to exit the manufacturing business and outsource production.

              The Company intends to distinguish its
      marketing efforts by focusing on the regulated segment of the industry and intends to target the smaller sized OEMs that do not receive their desired level of service from larger EMS.

      EMPLOYEES

              As of July, 2000, the Company had approximately 50 employees. The Company's success depends to a large extent upon the continued services of its key managerial and technical employees. The loss of such personnel could have a material adverse effect on the Company's business and its results of operations. See "Risk Factors".

      PROPERTY

              The Company's administrative offices, executive offices and manufacturing facility are located at 5635 Vision Drive, Pflugerville, Texas 78660-3203, consisting of approximately 38,604 square feet of manufacturing space. The Company leases its manufacturing facility at a rate of $16,700 per month. The Company's lease term is for 15 years with an option to renew such terms for an additional term of two years. The lease term commenced on May 22, 1998. The Company believes that its leased properties are adequate for its current and immediately foreseeable operating needs.

              The Company's mailing address is 15635 Vision Drive, Pflugerville, Texas 78660-3203. The Company's telephone number is (512) 251-3484 and its facsimile number is (512) 251-8238. The Company's e-mail address is syntec@synteccorp.com. The Company maintains an Internet Web site at http://www.synteccorp.com/about.html.

      LEGAL PROCEEDINGS

              There is no current outstanding litigation in which the Company is involved other than routine litigation incidental to ongoing business.

      DESCRIPTION OF SECURITIES

              The Company is currently authorized to issue
      60,000,000 shares of Class A common stock, par value $.0001 per share (the "Class A Common Stock"), 10,000,000 shares of Class B common stock, par value $.0001 (the "Class B Common Stock") and 30,000,000 shares of preferred stock, par value $.0001 per share (the "Preferred Stock"). Of the Company's 30,000,000 authorized shares of preferred stock, 3,000,000 shares have been designated as "Series A Preferred Stock" and 1,500,000 shares have been designated as "Series B Preferred Stock". The Company has 25,500,000 shares of undesignated preferred stock of which the Company has not issued any shares.

      CLASS A COMMON STOCK

                    The Company is currently authorized to
      issue 60,000,000 shares of Class A Common Stock of which 16,208,333 shares were issued and outstanding as of July 10, 2000. The holders of the Class A Common Stock are entitled to one vote per share for the election of directors and with respect to all other matters on which shareholders are entitled to vote. The holders of more than fifty percent of the shares voting for the election of the Company's directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the board of directors.

                   In the event that the Company is
      liquidated, dissolved or wound up, the holders of the Class A Common Stock are entitled to share ratably in all of the Company's assets remaining available for distribution to them after payment of the Company's liabilities and after provision has been made for each class of the stock having preference over the Class A Common Stock. Holders of the Company's Class A Common Stock do not have preemptive rights to purchase additional shares of its common stock or other subscription rights.

      CLASS B COMMON STOCK

                   The Company is currently authorized to
      issue 10,000,000 shares of Class B Common Stock of which no shares have been issued as of July 10, 2000. Holders of the Class B Common Stock shall have identical rights to those holders of the Class A Common Stock, except that holders of the Class B Common Stock shall have no voting rights except as otherwise required by law.

                   Shares of the Class B Common Stock shall automatically be converted into shares of the Class A Common Stock on a share for share basis upon the occurrence of a closing of a sale by the Company of the Class A Common Stock pursuant to an effective registration under the Securities Act of 1933, as amended.

                   All the Company's outstanding shares of
      Class A Common Stock are validly authorized and issued, fully paid and non-assessable. The Company's board of directors is authorized to issue additional shares of common stock, not to exceed the amount authorized by the Company's Certificate of Incorporation, and to issue options for the purchase of such shares, on such terms and conditions and for such consideration as the Board may deem appropriate without further shareholder action.

      PREFERRED STOCK

              The Company is currently authorized to issue
      30,000,000 shares of preferred stock, of which 2,972,504 shares of the Company's Series A Preferred
      Stock were issued and outstanding as of July 10, 2000.

              The Company's Board of Directors is authorized to provide for the issuance of additional shares of preferred stock in series and, by filing a certificate pursuant to the applicable laws of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of the Company's preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the Company's shareholders and may adversely affect the voting and other rights of the holders of common stock.

      SERIES A PREFERRED STOCK

              As of July 10, 2000, there were 2,972,504 shares of the Company's Series A Preferred Stock issued and outstanding.

              Rank. The Series A Preferred Stock, with respect to the payment of dividends, redemption payments and liquidation rights, shall rank senior to the Common Stock. The Company's board of directors may designate other series of preferred stock ranking senior, pari passu or junior to the Series A Preferred Stock.

              Voting. The holders of the Series A Preferred
      Stock are not entitled to vote on matters submitted for approval by the holders of the common stock.

              Conversion. At the holder's election, each share of the Class A Preferred Stock is convertible, at any time after the date of issuance of such share, into one fully paid and non-assessable shares of the Class B Common Stock.

              Liquidation Preference. In the event of the Company's liquidation or dissolution as a result of which the Company's assets are to be distributed to its shareholders, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to the holders of the common stock or any other capital stock of which the Series A Preferred Stock ranks higher, an amount equal to $1.50 per share (the "Liquidation Preference"), plus an amount equal to all unpaid dividends for each share of Series A Preferred Stock held by them.

              Dividends.  Each share of the Company's Series
      A Preferred Stock earns quarterly dividends for each share of the Series A Preferred Stock that is outstanding at a rate of eight percent (8%) per annum of the Liquidation Preference of such share.

      SERIES B PREFERRED STOCK

              As of July 10, 2000, there were no shares of the Company's Series B Preferred Stock outstanding.

              Rank. The Series B Preferred Stock, with respect to the payment of dividends, redemption payments and liquidation rights, shall rank senior to the common stock and pari passu with the Series A Preferred Stock. The Company's board of directors may designate any other series of preferred stock ranking senior, pari passu or junior to the Series B Preferred Stock.

              Voting. The holders of the Series B Preferred
      Stock are not entitled to vote on matters submitted for approval by the holders of the common stock.

              Conversion. At the holder's election, each share of the Series B Preferred Stock is convertible, beginning six months after the date of issuance of such share, into two fully paid and non-assessable shares of the Company's Class A Common Stock.

              Liquidation Preference. In the event of the Company's liquidation or dissolution as a result of which its assets are to be distributed to its shareholders, the holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to the holders of the common stock or any other capital stock of which the Series B Preferred Stock ranks higher, an amount equal to $4.00 per share (the "Liquidation Preference"), plus an amount equal to all accrued and unpaid dividends for each share of Series B Preferred Stock held by them.

              Dividends.  Each share of the Series B
      Preferred Stock earns quarterly dividends for each share of the Series B Preferred Stock that is outstanding at a rate of five percent (5%) per annum of the Liquidation Preference of such shares. Any payment of dividends in the form of Series B Preferred Stock shall be deemed to have a value equal to four dollars ($4.00) per share.

      WARRANTS

              The Company has 928,038 (post-merger) warrants issued and outstanding. All of such outstanding warrants are immediately exercisable at an exercise price of $1.50 per share with an exercise term expiring on December 31, 2004.

      OPTIONS

              In June 1999, the Company adopted a Long-Term Stock Incentive Plan (the "Stock Plan"). The Company's Stock Plan is administered by Jose G. Chavez, Jaime J. Munoz and Gustavo A. Cardenas (collectively the "Committee") who determine the persons to whom awards will be granted, the number of awards granted and the specific terms of each grant, subject to the provisions of the Stock Plan.

      TRANSFER AGENT

              The Company's transfer agent is Pacific Stock
      Transfer Company, Las Vegas, Nevada.

      MARKET FOR THE COMPANY'S SECURITIES

              There is currently no established trading market for the Company's securities and the Company does not have a market maker for its securities. The
      Company intends to file a registration statement on Form SB-2, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

              A market maker sponsoring a company's
      securities is required for listing securities on any public trading market, including the NASD OTC Bulletin Board. If the Company is able to obtain a market maker for its securities, the Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and intends to apply for listing on the Nasdaq SmallCap Market when, and if, it qualifies. There can be no assurance that the Company will qualify for quotation of its securities on the NASD OTC Bulletin Board or the Nasdaq SmallCap Market.

      MANAGEMENT

                   The following table sets forth certain
      information regarding the members of the Company's board of directors and its executive officers:

      Name                  Age     Position

     Jose G. Chavez          49     Chief Executive Office and Chairman of
                                         the Board
     Jaime J. Munoz          39     President and Director
     Gustavo A. Cardenas     47     Chief Financial Officer, Treasurer
                                          Secretary and Director
     Lynn K. Bishop          61     Vice President of Business Development

              All the Company's directors hold office until the next annual meeting of its shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and executive officer of the Company.

                   JOSE G. CHAVEZ serves as the Company's
      Chief Executive Officer and Chairman of its Board of Directors. Since June 1999, Mr. Chavez has served as the Chief Executive officer and Chairman of the Board of the Company's wholly-owned subsidiary, Syntec Corporation. In 1993, Mr. Chavez, with over 25 years experience in manufacturing, engineering, system design and development, energy engineering, and computer technology management, co-founded Micro-Media Solutions, Inc. ("MSI"), a computer service and consulting company in Austin, Texas. From 1993 to 1999, Mr. Chavez served as Chief Executive Officer and Chairman of the Board of Directors of MSI. Prior to 1993, Mr. Chavez served as a Plant Manager for Hart Graphic Distribution, Inc., served as Plant Manufacturing Manager for CompuAdd Corporation, a personal computer manufacturer and was section head at Hughes Aircraft. In 1981, Mr. Chavez obtained a Master of Administrative Management from the University of Redlands Business School and in 1975 received a Bachelor of Science in Electrical Engineering from the University of Texas at El Paso.

              JAIME J. MUNOZ serves as the Company's
      President and a director. Mr. Munoz has 15 years of experience related to all aspects of project management, implementation and daily business operations. Mr. Munoz served as Vice President of Operations for Micro-Media Solutions, Inc. ("MSI"), a computer service company. Mr Munoz's responsibilities for MSI included managing finances, investor relations, public company compliance, human resources, purchasing, inventory control, liaison for related legal matters, and company administration. From 1987 to 1997, Mr. Munoz served as Vice President and Chief Marketing Officer for Infrastructure Services, Inc., a company located in Houston, Texas. Mr. Munoz received a Bachelor of Science Degree from the University of Texas at El Paso.

                   GUSTAVO A. CARDENAS serves as the
      Company's Chief Financial Officer, Secretary, Treasurer and a director. Since June, 1999, Mr. Cardenas has served as the Chief Financial Officer, Secretary, Treasurer and a director of the Company's wholly-owned subsidiary, Syntec Corporation. From March 1997 to June 1999, Mr. Cardenas served as Vice President of Exceptional Resource Services, a company located in Texas. Prior to 1997, Mr. Cardenas held various banking positions with First State Bank and Del Rio National Bank including Vice President of Mortgage Lending Division, Vice President of Commercial Lending and Vice President of International Banking. From 1992 to 1995, Mr. Cardenas founded and served as the Chief Executive Officer of SFI Group, which provided financial consulting to small and medium size companies. Mr. Cardenas received an Associate's of Arts degree from Southwest Texas Junior College in 1974, a Bachelor of Business Administration degree in Business Management from University of Texas in 1976 and a Banking Management certificate from Texas Technical University in 1980, and a Banking Management certificate from Southern Methodist University in 1982.

              LYNN K. BISHOP serves as the Company's Vice
      President of Business Development. Since 1998, Mr. Bishop has served as the Chairman of the Board and Vice President of Business Development of the Company's wholly-owned subsidiary, Syntec Corporation. Mr. Bishop has over thirty years of experience with computer industry companies such as Texas Instruments (Director of Authorized Distribution Program for Computer and Peripheral Products) and Hall-Mark Electronics (Vice President and General Manager of Computer Systems Business Segment). From 1996 to 1998, Mr. Bishop served as a Director of Marketing for XEL Communications, Inc., a telecommunications equipment manufacturer. Prior to 1996, Mr. Bishop served as the Director of Marketing and as Vice President for Memotec
       Communications, Inc. and Racal Datacom, Inc., both telecommunications companies. Mr. Bishop received a Bachelor of Science Degree in Psychology from Baylor University in 1961 and a Masters Degree in Theology from Southwest Baptist Theological Seminary in 1963, and in 1968 completed all residence requirements for a PHD in Ethics.

      RELATED TRANSACTIONS

              At December 31, 1999, the Company had an unsecured note payable due to Jose Chavez, a majority shareholder, Chief Executive Officer and a director, totaling $500,000. Such note has been repaid in full in exchange for shares of stock of the Company.

              The Company has an unsecured note payable to several of its shareholders, including Jose G. Chavez, Jaime J. Munoz, Lynn K. Bishop and Gustavo A. Cardenas totaling $500,000. The note bears interest at the rate of 11% per annum and payments are made as the Company's cash flow permits . The principal balance due as of September 21, 2000 is $500,000.

               The Company has two additional unsecured notes payable to two shareholders. Lynn K. Bishop and Jose G. Chavez totaling $92,955 and $97,283 as of June 30, 1999, respectively. The notes bear interest at the rate of 18% per annum and do not have specific maturity dates but are repaid as the Company's cash flow permits.

              On June 30, 1999, Syntec acquired all of the outstanding stock (1,875 shares) of Syntec Holding Group, Inc. ("Holding") from eight selling shareholders
       ( the "Selling Shareholders"). One of the Selling Shareholders was Lynn K. Bishop who is the Executive Vice President of Syntec Corporation and who is currently a beneficial owner of more than 5% of the Company's common stock. Syntec purchased all the outstanding shares of Holding for the purchase price of $1,000,000 consisting of a $500,000 promissory note and a cash payment of $500,000 subject to reductions as set forth in the purchase agreement. The promissory note has been repaid in full.

              On June 30, 1999, Syntec entered into a
      shareholder agreement ("Shareholder Agreement") with its then current shareholders (the "Shareholders") whereby if at any time the Shareholders proposed to transfer their shares of the Company's Class A or Class B common stock, the offeror shall, before such transfer, provide Mr. Jose G. Chavez the right to purchase some or all of such offered shares. If there are any offered shares that are not purchased by Mr. Chavez, such shares shall then be offered to the Company. Such Shareholder Agreement also grants to Lynn Bishop, so long as Mr. Bishop is a 5% owner of the fully diluted stock, the right of first refusal to purchase those securities which Syntec may propose to issue which would have a sales, exercise or conversion price per share of less than fourteen cents.

              On September 30, 1999, Syntec entered into an agreement with the holders of its Series A Preferred Stock (the "Holders"). The Holders agreed that prior to September 30, 2003, if, in the judgement of the Company's management, having the Series A Preferred Stock outstanding would jeopardize the Company's status as a HUB, the Holders would tender their shares of the Series A Preferred Stock to the Company in exchange for the Company's Class A common stock on the same basis that the Series A Preferred Stock is then convertible into the Company's Class B common stock.

      EXECUTIVE COMPENSATION

              None of the executive officers received cash compensation from the Company in 1999. No executive officers of the Company earned more than $100,000 a year during any of the last three fiscal years.

      EMPLOYMENT AGREEMENTS

              The Company has entered into 3-year employment agreements with Jaime Munoz to serve as President at an annual base salary of $150,000, Jose Chavez to serve as Chief Executive Officer at an annual base salary of $180,000, Gustavo Cardenas to serve as Chief Financial Officer at an annual base salary of $135,000, and Lynn Bishop to serve as Vice President of Business Development at an annual base salary of $12,000. Pursuant to their employment agreements, each of these officers has received options to purchase common stock of the Company at an exercise price of $1.50 per share in the amounts of 750,000 shares, 1,250,000 shares, 750,000 shares and 750,000 shares, respectively.

      SUMMARY OF UNAUDITED FINANCIAL INFORMATION

              Syntec incurred net losses for the years 1999 and 1998 on sales of approximately $3,900,000 and $2,975,000, respectively. As of June 30, 2000, revenues were approximately $1,550,000 which are lower than expected primarily resulting from raw materials shortages existent throughout the industry. The Company's backlog has increased to over $1,600,000 as of June 30, 2000. The Company anticipates to increase its credit lines that will assist with the materials shortages once it enters into certain expected agreements with key suppliers. However, if losses continue, the Company may need to raise additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations. The figures given in this paragraph have not been audited. The Company is required to file audited financial statements within 75 days following the Acquisition, and reference should be made to those financial statements when filed.

      RISK FACTORS

              THE COMPANY MAY NEED TO RAISE ADDITIONAL FUNDS IN THE FUTURE FOR ITS OPERATIONS AND IF THE COMPANY IS UNABLE TO SECURE SUCH FINANCING, THE COMPANY MAY NOT BE ABLE TO SUPPORT ITS OPERATIONS. Future events, including the problems, delays, expenses and difficulties frequently encountered by companies, may lead to cost increases that could make the Company's funds insufficient to support its operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has the Company adopted a ratio of its equity to debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. If additional funds are raised through the issuance of equity securities, there may be a significant dilution in the value of the Company's outstanding common stock The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

              THERE IS NO CURRENT TRADING MARKET FOR THE
      COMPANY'S SECURITIES. There is currently no established public trading market for the Company's securities. The Company can give no assurance that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. Following the registration of its securities, the Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the Nasdaq SmallCap Market. If for any reason the Company's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities.

              THE VARIABILITY OF CUSTOMER REQUIREMENTS IN THE ELECTRONICS INDUSTRY COULD ADVERSELY AFFECT THE COMPANY'S RESULTS OF OPERATIONS. Electronic manufacturing service providers must provide increasingly rapid product turnaround time for OEMs. The Company generally does not obtain firm, long-term purchase commitments from its customers, and has experienced reduced lead-times in customer orders. The Company's customers may cancel their orders, change production quantities or delay design and production for several factors. Cancellations, reductions or delays by a significant customer or group of customers could adversely affect the Company's results of operations. Additional factors that affect the electronics industry and that could have a material adverse effect on the Company include the inability of its customers to adapt to rapidly changing technology and evolving industry standards and the inability of its customers to develop and market their products. If the Company's customers' products become obsolete or fail to gain commercial acceptance, the Company's results of operations may be materially and adversely affected.

              CURRENT CASH SHORTAGE.  The Company is
      currently experiencing a cash flow problem which is effecting its ability to timely fill production orders.
       The Company may need to raise additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations.

              THE LIMITED AVAILABILITY OF ELECTRONIC
      COMPONENTS COULD ADVERSELY AFFECT THE COMPANY'S ABILITY TO PROVIDE ASSEMBLED PRODUCTS TO ITS CUSTOMERS. A substantial portion of the Company's net sales are derived from turnkey manufacturing in which the Company is responsible for procuring materials, which typically results in the Company bearing the risk of component price increases. At various times, there have been shortages of certain electronic components. Component shortages could result in manufacturing and shipping delays or higher prices, which could have a material adverse effect on the Company's business and its results of operations.

                   THE COMPANY'S FAILURE TO COMPLY WITH
      ENVIRONMENTAL REGULATIONS COULD PROHIBIT THE COMPANY FROM CONDUCTING ITS BUSINESS OPERATIONS. Proper waste disposal is a major consideration for printed circuit board manufacturers because metals and chemicals are used in the manufacturing process. The Company is subject to a variety of environmental regulations relating to the use, storage, discharge and disposal of hazardous chemicals. For example, water used in the printed circuit board manufacturing process must be treated to remove metal particles and other contaminants before it can be discharged into the municipal sanitary sewer system. Although the Company believes that its facility is currently in material compliance with applicable environmental laws, there can be no assurance that violations will not occur. Furthermore, environmental laws could become more stringent over time. The costs and penalties that could result from a violation of environmental laws cold materially and adversely affect on the Company's business operations.

      THE LOSS OF THE COMPANY'S KEY EMPLOYEES MAY ADVERSELY AFFECT ITS GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of its top management team including the efforts of Jaime J. Munoz, the Company's President, Jose Chavez, the Company's Chief Executive Officer and Chairman of the Board of Directors, and Gustavo Cardenas, the Company's Chief Financial Officer, as well as other management members. Although the Company has employment contracts with these individuals, the loss of the services of any of these individuals may have a material adverse effect on the Company's business, financial condition and results of operations. The Company can give no assurance that it will be able to maintain and achieve its growth objectives should the Company lose any or all of these
      individuals' services.   The Company maintains a key
      man insurance policy on Jose Chavez in the amount of $1,000,000.

      THE COMPANY'S SUCCESS DEPENDS ON ITS ABILITY TO ATTRACT AND/OR RETAIN QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, sales personnel, business administrators and corporate management. The Company can give no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

                   MANY OF THE COMPANY'S COMPETITORS ARE
      LARGER AND HAVE GREATER FINANCIAL AND OTHER RESOURCES THAN THE COMPANY DOES AND THOSE ADVANTAGES COULD MAKE IT DIFFICULT FOR THE COMPANY TO COMPETE WITH THEM. The electronics manufacturing services industry is extremely competitive and includes several companies which have achieved substantially greater market shares than the Company has, and have substantially greater manufacturing, financial, research and development and marketing resources than the Company has. If overall demand for electronics manufacturing services should decrease, this increased capacity could result in significant pricing competition, which could adversely affect the Company's operating results.

       THE COMPANY MAY, IN THE FUTURE, ISSUE ADDITIONAL SHARES OF ITS COMMON STOCK WHICH WOULD REDUCE SHAREHOLDERS PERCENT OF OWNERSHIP AND MAY DILUTE THE COMPANY'S PER SHARE VALUE. The Company's Certificate of Incorporation authorizes the issuance of 70,000,000 shares of common stock, par value $.0001 per share, and 30,000,000 shares of preferred stock, par value $.0001 per share. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. The Company may value any common or preferred stock issued in the future on an arbitrary basis. The issuance of the Company's common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by its investors, and might have an adverse effect on any trading market for its common stock should a trading market develop for the Company's securities.

                   SHARES AVAILABLE FOR FUTURE SALE MAY
      AFFECT THE MARKET PRICE OF THE COMPANY'S COMMON STOCK. The market price of the Company's common stock could drop, assuming a trading market for the Company's shares is established, if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities.


                   THE CONCENTRATION OF OWNERSHIP OF THE
      SHARES OF THE COMPANY'S COMMON STOCK MAY DISCOURAGE PURCHASES OF THE COMMON STOCK BY PERSONS WHO MIGHT OTHERWISE SEEK TO GAIN CONTROL OF THE COMPANY.
      Because the Company's executive officers and directors, together with entities affiliated with them, beneficially own in excess of 50% of the outstanding common stock, they are able to exercise a controlling influence over the election of the Company's directors and other matters requiring stockholder approval, including change of control transactions. The effect of such management control could be to delay or prevent any change of the Company's management control.

      THE APPLICATION OF THE "PENNY STOCK REGULATION" COULD ADVERSELY AFFECT THE MARKET PRICE OF THE COMPANY'S COMMON STOCK. Upon commencement of trading in the Company's common stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities and may have the effect of reducing the level of trading activity of the Company's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's common stock will reach or maintain such a level.

                   IN THE FUTURE, THE AUTHORIZATION OF THE
      COMPANY'S PREFERRED STOCK MAY HAVE AN ADVERSE EFFECT ON THE RIGHTS OF HOLDERS OF THE COMPANY'S COMMON STOCK. The Company may, without further action or vote by its shareholders, designate and issue additional shares of its preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the Company's common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make a possible takeover of the Company or the removal of its management more difficult and discharge hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

                   THE COMPANY'S INDEPENDENT CERTIFIED
      ACCOUNTANTS HAVE NOT COMPLETED THEIR AUDIT OF THE COMPANY. Although the Company is required to file audited financial statements no later than 60 days from the date that this Current Report is required to be filed, such audit is not available for inspection as of the date hereof. Consequently, there can be no assurance that any representation as to the financial condition or assets of the Company are as stated herein.

      ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

              Not applicable

      ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Not applicable

      ITEM 5.    OTHER EVENTS

              Not applicable

      ITEM 6.    RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

              Not applicable

      ITEM 7.     FINANCIAL STATEMENTS

              No financial statements are filed herewith.
      The Registrant shall file the financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

      ITEM 8.     CHANGE IN FISCAL YEAR

              Not applicable

      EXHIBITS

      2.1. Certificate of Amendment to the Certificate of Incorporation of Mayford Acquisition Corporation

      2.2     Designation of Preferences for Series A
              Convertible Preferred Stock

      2.3     Designation of Preferences for Series B
              Convertible Preferred Stock

      10.1    Agreement and Plan of Reorganization among
              Mayford Acquisition Corporation, Syntec
              Acquisition Corporation and the shareholder of Syntec.

      10.2    Agreement and Plan of Merger between Mayford
              Acquisition Corporation and Syntec Acquisition
              Corporation.



                                                  SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CCM  MANUFACTURING TECHNOLOGIES, INC.



                                  By:  /s/ Jose G. Chavez
                                       Chief Executive Officer
July 17, 2000